UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2026

Dillard’s, Inc.

(Exact name of registrant as specified in its charter)

Texas

(State or other jurisdiction of incorporation)

1-6140	71-0388071
(Commission File Number)	(IRS Employer Identification No.)

1600 Cantrell Road Little Rock, Arkansas	72201
(Address of principal executive offices)	(Zip Code)

(501) 376-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	DDS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

Dillard’s, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 28, 2026 in Little Rock, Arkansas. The following matters were submitted to a vote of the stockholders, the results of which were as follows:

1.	Merger Proposal

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Approval of (i) the Agreement and Plan of Merger, dated as of March 20, 2026, as amended on March 25, 2026 (including the plan of merger set forth therein, the “Merger Agreement”), by and among the Company, W.D. Company, Inc., an Arkansas corporation (“WDC”), and Alex Dillard, solely in his capacity as the Shareholder Representative, under which WDC will merge with and into the Company (the “Merger”), with the Company surviving the Merger, (ii) the Merger and (iii) the other transactions contemplated by the Merger Agreement	14,199,181	28,127	11,540	668,957

2.	NYSE Proposal

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Approval of, for the purposes of complying with Section 312.03(b)(i), Section 312.03(b)(ii) and Section 312.03(c) of the New York Stock Exchange Listed Company Manual, the issuance of (i) up to 41,496 shares of Class A common stock, par value $0.01 per share, of the Company, and (ii) up to 3,985,776 shares of Class B common stock, par value $0.01 per share, of the Company, in connection with the Merger	14,193,025	35,654	10,169	668,957

3.	Election of Directors

	Votes For	Votes Withheld	Broker Non-Votes
Class A Nominees:
James I. Freeman	9,856,266	396,806	668,957
Rob C. Holmes	10,189,050	64,022	668,957
Reynie Rutledge	10,130,821	122,251	668,957
J.C. Watts, Jr.	10,181,182	71,890	668,957
Nick White	10,113,257	139,815	668,957

Class B Nominees:
Robert C. Connor	3,985,776	-	-
William E. (Chip) Connor, II	3,985,776	-	-
Alex Dillard	3,985,776	-	-
Mike Dillard	3,985,776	-	-
William Dillard, II	3,985,776	-	-
William Dillard, III	3,985,776	-	-
H. Lee Hastings, III	3,985,776	-	-
Denise Mahaffy	3,985,776	-	-
Drue Matheny	3,985,776	-	-

4.	Ratification of the Appointment of KPMG LLP

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for 2026	14,892,872	6,730	8,203	-

5.	Advisory Vote on Executive Compensation

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Advisory approval of the compensation of the Company's named executive officers	14,058,830	169,693	10,325	668,957

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DILLARD’S, INC.

Date:	June 1, 2026	By:	/s/ Phillip R. Watts
		Name:	Phillip R. Watts
		Title:	Senior Vice President, Co-Principal Financial Officer and Principal Accounting Officer

		By:	/s/ Chris B. Johnson
		Name:	Chris B. Johnson
		Title:	Senior Vice President and Co-Principal Financial Officer